SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K


CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): Aug. 11, 1995



Westmoreland Coal Company
(Exact name of registrant as specified in its charter)



Delaware                     0-752                 23-1128670
(State or other         (Commission File         (IRS Employer
jurisdiction of              Number)           Identification No.)
incorporation)


700 The Bellevue, 200 South Broad Street
Philadelphia, Pennsylvania                                 19102
(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code: (215) 545-2500


Item 5.    Other Events.

  On August 11, 1995, a letter was mailed to the Company's shareholders.

Item 7.	Exhibits.

  Letter to shareholders dated August 11, 1995.
  Press release dated June 20, 1995.
  Press release dated July 21, 1995.
  Press release dated July 26, 1995.






EXHIBIT INDEX


                                                       Sequentially
Exhibit    Description of Exhibit                         Numbered
Number                                                      Page
  1        Letter to shareholders dated August 11, 1995       4
  2        Press release dated June 20, 1995                 10
  3        Press release dated July 21, 1995                 11
  4        Press release dated July 26, 1995                 19










SIGNATURE





     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                WESTMORELAND COAL COMPANY




Date:  August 22, 1995          By:_____________________________
                                   Theodore E. Worcester
                                   Vice President and General Counsel